UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-03310

Name of Fund: Retirement Reserves Money Fund of Retirement Series Trust

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Retirement Reserves Money Fund of Retirement Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2017

Date of reporting period: 04/30/2017

Item 1 – Report to Stockholders

APRIL 30, 2017

ANNUAL REPORT

Retirement Reserves Money Fund  |  of Retirement Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, high-quality assets with more interest rate sensitivity struggled. U.S. Treasuries posted negative returns as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations that the new presidential administration’s policies would provide an extra boost to U.S. growth. More recently, however, growing skepticism about the likelihood of significant near-term U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, markets have remained generally positive thus far in 2017 and continue to exhibit low levels of volatility by historical standards. Although political uncertainty persisted, benign credit conditions and expectations for economic growth have kept markets fairly tranquil. The period ended with a global risk asset rally following centrist Emmanuel Macron’s win in the first round of the French presidential election and better-than-expected U.S. and European corporate earnings.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases both the risk and return potential of active investing. Fixed income investors are also facing challenges as many sectors are exhibiting higher valuations while rates remain at historically low levels.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.32%	17.92%
U.S. small cap equities (Russell 2000® Index)	18.37	25.63
International equities (MSCI Europe, Australasia, Far East Index)	11.47	11.29
Emerging market equities (MSCI Emerging Markets Index)	8.88	19.13
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.23	0.40
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.13)	(2.68)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.67)	0.83
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.41)	0.57
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.30	13.29
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017	3

Money Market Overview

For the 12-Month Period Ended April 30, 2017

In June 2016, there was the historic decision by the United Kingdom to leave the European Union (“Brexit”). Major credit rating agencies generally viewed the result of the Brexit vote unfavorably, assigning or maintaining a negative outlook on the United Kingdom, and, in certain cases, downgrading the long-term credit rating of the sovereign by as much as two notches to AA. Volatility was generally moderate in money market funds with positioning for liquidity considerations a key focus in the run up to quarter-end.

Heading into the summer months, the shift of assets from prime money market funds to government money markets continued to pick up as prime money market funds took on a defensive posture in terms of portfolio durations, liquidity and credit exposure. In the month of July, the three-month London Inter-Bank Offered Rate (“LIBOR”) curve steepened significantly, creating a technical buying opportunity for the market. The decrease in buyer base for credit inside of three months led rates for three-month LIBOR to trade above the two-year U.S. Treasury and caused a significant reduction in U.S. dollar funding for issuers in the short-term wholesale funding market.

October 14, 2016 represented the final compliance date for money market reform. The movement of assets to government money market funds from prime funds was substantial at approximately $1 trillion. Fears that government money market funds would be unable to accommodate the large shift in assets were put to rest, in part due to increased issuance of U.S. Treasury bills and higher-than-usual utilization of the Federal Reserve Bank of New York’s Reverse Repo Program. The pace of outflows from prime funds and inflows to government funds both slowed as the month progressed, and LIBOR settings, for the most part, moved marginally higher as the odds of a rate hike prior to the end of 2016 increased.

The Federal Open Market Committee (“FOMC”), at its December 14, 2016 meeting, announced a 0.25% increase in the target range for the federal funds rate to 0.50% -- 0.75%. The decision to raise interest rates was unanimous and widely expected. This further reduction in monetary accommodation, in our view, is demonstrative of the FOMC’s conviction that the economy is on an upward trajectory. At this meeting, the FOMC’s summary of economic projections provided the indication that there would be three additional rate increases in 2017. Leading into the early months of 2017, the markets were weary and were not pricing in a first quarter rate increase. However, in the weeks immediately preceding its March 15, 2017 meeting, FOMC speakers were out in the public talking about the strength of the U.S. labor market and continued progress toward the FOMC’s inflation target of 2%. Within days, the market priced in a March rate increase and at the FOMC’s March 15 meeting, the FOMC delivered a 0.25% increase in the federal funds target range to 0.75% --1.00%.

In our opinion, the FOMC appears to be on a steady path toward the normalization of monetary policy and another two 0.25% increases in the federal funds target range are possible during the balance of 2017. We also believe the FOMC will announce additional details regarding its plan to reduce the size of the Fed’s securities portfolio at the end of the year by ending the reinvestment of principal and interest payments on certain holdings. Nonetheless, we believe the federal funds rate will remain the primary policy tool. Factors that could impact our outlook for the removal of monetary accommodation include a material change in expectations for U.S. fiscal stimulus initiatives as well as the outcome of certain political tail risk events in Europe.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017

Fund Information as of April 30, 2017

Investment Objective

Retirement Reserves Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

Current Seven-Day Yields
	7-Day SEC Yields	7-Day Yields
Class I	0.15%	0.15%
Class II	0.11%	0.11%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Portfolio Composition
Percent of Net Assets
U.S. Government Sponsored Agency Obligations	49%
Repurchase Agreements	42
U.S. Treasury Obligations	7
Other Assets Less Liabilities	2

Total	100%

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2016 and held through April 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.20	$2.93	$1,000.00	$1,021.87	$2.96	0.59%
Class II	$1,000.00	$1,000.10	$2.93	$1,000.00	$1,021.87	$2.96	0.59%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017	5

Schedule of Investments April 30, 2017	(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae:
5.00%, 5/11/17	$9,185	$9,196,943
0.88%, 3/28/18	6,000	5,987,696
Fannie Mae Discount Notes, 0.53%, 5/01/17 (a)	12,425	12,424,817
Fannie Mae Variable Rate Notes (b):
1.01%, 7/20/17	6,000	5,999,932
1.00%, 8/16/17	10,000	9,999,701
0.99%, 10/05/17	10,500	10,499,306
Federal Farm Credit Bank Discount Notes, 0.50%, 5/04/17 (a)	6,405	6,404,644
Federal Farm Credit Bank Variable Rate Notes (b):
1.06%, 11/20/17	10,000	9,999,718
1.02%, 11/22/17	9,000	8,999,483
1.11%, 12/04/17	15,000	15,000,000
1.07%, 1/23/18	3,745	3,745,027
1.16%, 4/04/18	5,000	4,999,532
1.19%, 6/18/18	5,325	5,325,632
Federal Home Loan Bank, 0.88%, 3/19/18	7,000	6,985,998
Federal Home Loan Bank Discount Notes (a):
0.55%, 5/01/17 - 5/17/17	32,885	32,879,146
0.58%, 5/22/17	9,000	8,996,837
0.57%, 6/09/17	7,490	7,485,256
0.85%, 7/14/17 - 7/19/17	11,940	11,918,356
0.86%, 7/21/17 - 7/26/17	10,955	10,933,031
0.64%, 8/01/17	10,715	10,697,285
0.65%, 8/02/17 - 8/11/17	15,710	15,682,086
0.68%, 8/22/17	3,100	3,093,325
0.70%, 8/23/17 - 8/30/17	8,205	8,186,166
0.69%, 8/25/17	2,170	2,165,176
0.90%, 8/28/17	5,810	5,792,667
0.92%, 9/20/17	8,500	8,469,038
0.75%, 10/18/17	7,060	7,034,849
0.98%, 10/25/17	5,200	5,174,829
0.99%, 11/02/17	3,805	3,785,537
1.09%, 2/16/18	7,595	7,528,468
Federal Home Loan Bank Variable Rate Notes (b):
0.82%, 5/10/17	8,000	7,999,955
1.04%, 7/06/17 - 7/07/17	24,310	24,310,000
0.81%, 8/25/17	5,655	5,655,000
1.01%, 8/25/17	7,885	7,885,000

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Federal Home Loan Bank Variable Rate Notes (b) (continued):
0.92%, 11/02/17	$5,765	$5,765,000
1.11%, 1/26/18	5,000	5,000,000
0.79%, 3/13/18	8,680	8,680,000
0.85%, 4/13/18	18,760	18,760,000
0.69%, 5/09/18	4,000	4,000,000
0.90%, 5/30/18	7,345	7,345,000
0.95%, 7/09/18	10,000	10,000,000
Freddie Mac:
0.75%, 7/14/17	3,000	3,000,721
1.00%, 9/29/17	6,395	6,402,211
Freddie Mac Discount Notes (a):
0.50%, 5/16/17	7,000	6,998,444
0.80%, 8/02/17	7,240	7,224,876
0.83%, 8/03/17	13,715	13,684,960
0.65%, 9/01/17	8,360	8,341,283
0.73%, 10/16/17	5,685	5,665,518
Total U.S. Government Sponsored Agency Obligations — 49.2%		422,108,449

U.S. Treasury Obligations — 7.3%
U.S. Treasury Bills (a):
0.65%, 8/03/17	7,500	7,487,284
0.92%, 9/28/17	8,000	7,969,632
U.S. Treasury Notes:
0.63%, 6/30/17	15,745	15,746,097
0.88%, 10/15/17	9,515	9,521,066
0.99%, 10/31/17 (b)	12,608	12,606,326
1.00%, 2/15/18	5,670	5,673,341
0.75%, 2/28/18	3,790	3,778,659
Total U.S. Treasury Obligations — 7.3%		62,782,405

Total Repurchase Agreements — 42.0%		361,020,000
Total Investments (Cost — $845,910,854*) — 98.5%		845,910,854
Other Assets Less Liabilities — 1.5%		13,113,781

Net Assets — 100.0%		$859,024,635

Notes to Schedule of Investments

*	Cost for U.S. federal income tax purposes.

(a)	Rates are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate as of period end.

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including interest	Position	Original Par	Position Received, at Value
BNP Paribas Securities Corp.	0.82%	4/28/17	5/01/17	$40,000	$40,000	$40,002,733	U.S. Treasury Obligations, 0.00% to 3.13%, due 5/15/17 to 2/15/43	$41,028,243	$40,800,000
	0.80%[1]	4/28/17	5/05/17	7,500	7,500	7,501,167	U.S. Treasury Obligations, 0.00% to 2.50%, due 9/30/17 to 8/15/45	11,103,875	7,650,000
Total BNP Paribas Securities Corp.					$47,500				$48,450,000

See Notes to Financial Statements.

6	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017

Schedule of Investments (continued)

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including interest	Position	Original Par	Position Received, at Value
Goldman Sachs & Co.	0.87%	4/27/17	5/04/17	$12,500	$12,500	$12,502,115	U.S. Government Sponsored Agency Obligations, 2.00% to 9.00%, due 11/01/17 to 4/01/47	$623,106,729	$12,875,000
HSBC Securities (USA), Inc.	0.77%	4/25/17	5/02/17	8,500	8,500	8,501,273	U.S. Treasury Obligation, 3.88%, due 5/15/18	8,295,000	8,674,208
	0.77%	4/26/17	5/03/17	2,020	2,020	2,020,302	U.S. Treasury Obligation, 3.88%, due 5/15/18	1,975,000	2,065,288
Total HSBC Securities (USA), Inc.					$10,520				$10,739,496
J.P. Morgan Securities LLC	1.17%[1]	4/28/17	6/02/17	22,000	22,000	22,025,025	U.S. Government Sponsored Agency Obligations, 0.61% to 3.74%, due 12/16/34 to 5/16/59	27,963,223	24,422,205
	0.81%	4/28/17	5/01/17	40,000	40,000	40,002,700	U.S. Treasury Obligation, 3.63%, due 8/15/43	36,030,000	40,803,251
Total J.P. Morgan Securities LLC					$62,000				$65,225,456
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.81%	4/28/17	5/01/17	55,000	55,000	55,003,713	U.S. Treasury Obligation, 1.38%, due 1/31/20	55,950,100	56,100,022
	0.82%	4/28/17	5/01/17	10,000	10,000	10,000,683	U.S. Government Sponsored Agency Obligation, 3.50%, due 11/20/46	10,027,011	10,200,001
	0.89%	4/27/17	5/04/17	11,500	11,500	11,501,990	U.S. Government Sponsored Agency Obligation, 4.00%, due 4/01/47	11,258,232	11,845,001
Total Merrill Lynch, Pierce, Fenner & Smith, Inc.					$76,500				$78,145,024
Mizuho Securities USA, Inc.	0.83%	4/28/17	5/01/17	40,000	40,000	40,002,767	U.S. Government Sponsored Agency Obligations and Corporate Debt/Obligation, 0.76% to 5.17%, due 7/16/42 to 11/20/66	520,892,301	43,741,315
Morgan Stanley & Co. LLC	0.76%	4/28/17	5/01/17	10,000	10,000	10,000,633	U.S. Treasury Obligations, 0.00% to 3.63%, due 8/17/17 to 2/15/44	9,670,500	10,200,090
RBC Capital Markets LLC	0.79%	4/28/17	5/01/17	5,000	5,000	5,000,329	U.S. Treasury Obligation, 1.75%, due 10/31/20	5,028,400	5,100,021
	0.80%	4/28/17	5/01/17	20,000	20,000	20,001,333	U.S. Government Sponsored Agency Obligations, 2.01% to 6.95%, due 2/15/35 to 2/01/47	600,826,473	21,395,039
Total RBC Capital Markets LLC					$25,000				$26,495,060
Societe Generale SA	0.82%	4/28/17	5/01/17	40,000	40,000	40,002,733	U.S. Treasury Obligations, 0.13% to 4.00%, due 8/15/18 to 7/15/24	39,753,100	40,800,041
	0.79%[1]	4/28/17	5/05/17	12,500	12,500	12,501,920	U.S. Treasury Obligations, 0.00% to 6.25%, due 10/12/17 to 11/15/45	12,169,100	12,750,001
	0.87%	4/21/17	6/15/17	8,500	8,500	8,511,503	U.S. Treasury Obligations, 0.00% to 6.25%, due 10/12/17 to 8/15/23	8,554,600	8,670,022
Total Societe Generale SA					$61,000				$62,220,064
TD Securities (USA) LLC	0.81%	4/28/17	5/01/17	5,000	5,000	5,000,338	U.S. Treasury Obligation, 2.63%, due 8/15/20	4,902,700	5,100,088
	0.83%	4/28/17	5/01/17	5,000	5,000	5,000,346	U.S. Treasury Obligations, 0.75% to 2.00%, due 10/31/18 to 5/31/21	5,000,100	5,100,011
Total TD Securities (USA) LLC					$10,000				$10,200,099

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017	7

Schedule of Investments (concluded)

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including interest	Position	Original Par	Position Received, at Value
Wells Fargo Securities LLC	0.79%	4/25/17	5/02/17	$6,000	$6,000	$6,000,922	U.S. Government Sponsored Agency Obligation, 4.00%, due 3/01/47	$5,882,707	$6,180,001
Total					$361,020				$374,471,605

[1]	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$845,910,854	—	$845,910,854
[1] See above Schedule of Investments for values in each security type.

During the year ended April 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

8	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017

Statement of Assets and Liabilities

April 30, 2017

Assets
Investments at value — unaffiliated (cost — $484,890,854)	$484,890,854
Repurchase agreements, at value (cost — $361,020,000)	361,020,000
Cash	663,808
Receivables:
Investments sold	15,000,000
Interest — unaffiliated	711,803
From the Manager	150,769
Prepaid expenses	53,670

Total assets	862,490,904

Liabilities
Payables:
Capital shares redeemed	2,604,967
Investment advisory fees	353,540
Transfer agent fees	289,092
Income dividends	7,468
Other affiliates	5,375
Officer’s and Trustees’ fees	4,050
Other accrued expenses	201,777

Total liabilities	3,466,269

Net Assets	$859,024,635

Net Assets Consist of
Paid-in capital	$859,023,398
Accumulated net realized gain	1,237

Net Assets	$859,024,635

Net Asset Value
Class I — Based on net assets of $834,490,909 and 834,489,740 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00

Class II — Based on net assets of $24,533,726 and 24,533,658 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017	9

Statement of Operations

Year Ended April 30, 2017

Investment Income
Interest — unaffiliated	$4,826,780

Expenses
Investment advisory	4,677,255
Service and distribution — class specific	56,707
Transfer agent — class specific	1,749,356
Registration	114,101
Accounting services	78,428
Custodian	73,253
Printing	66,693
Professional	63,847
Officer and Trustees	31,399
Miscellaneous	19,611

Total expenses	6,930,650
Less:
Fees waived by the Manager	(709,337)
Fees paid indirectly	(597)
Service and distribution fees waived — class specific	(56,707)
Transfer agent fees reimbursed — class specific	(1,451,718)

Total expenses after fees waived and/or reimbursed and paid indirectly	4,712,291

Net investment income	114,489

Realized Gain
Net realized gain from investments	3,204

Net Increase in Net Assets Resulting from Operations	$117,693

See Notes to Financial Statements.

10	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017

Statements of Changes in Net Assets

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$114,489	$397
Net realized gain	3,204	19,313

Net increase in net assets resulting from operations	117,693	19,710

Distributions to Shareholders[1]
From net investment income:
Class I	(111,932)	(387)
Class II	(2,557)	(10)
From net realized gain:
Class I	(17,214)	(41,718)
Class II	(576)	(1,113)

Decrease in net assets resulting from distributions to shareholders	(132,279)	(43,228)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(117,043,468)	(221,618,022)

Net Assets
Total decrease in net assets	(117,058,054)	(221,641,540)
Beginning of year	976,082,689	1,197,724,229

End of year	$859,024,635	$976,082,689

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017	11

Financial Highlights

	Class I
	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized and unrealized gain	0.0001	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0002	0.0000	0.0001	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	(0.0001)	(0.0000)[3]	(0.0001)	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0002)	(0.0000)	(0.0001)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.02%	0.00%	0.01%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.74%	0.74%	0.70%	0.65%	0.63%

Total expenses after fees waived and/or reimbursed	0.50%	0.29%	0.23%	0.23%	0.29%

Net investment income	0.01%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$834,491	$949,811	$1,165,784	$1,474,106	$1,747,331

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017

Financial Highlights (concluded)

	Class II
	Year Ended April 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized and unrealized gain	0.0000 [1]	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]

Net increase (decrease) from investment operations	0.0001	0.0000	0.0001	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0001)	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0001)	(0.0000)	(0.0001)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.01%	0.00%	0.01%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.90%	0.90%	0.87%	0.85%	0.87%

Total expenses after fees waived and/or reimbursed	0.51%	0.30%	0.23%	0.23%	0.29%

Net investment income	0.01%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$24,534	$26,271	$31,940	$31,845	$37,788

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017	13

Notes to Financial Statements

1. Organization:

Retirement Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Retirement Reserves Money Fund (the “Fund”) is a series of the Trust. The Trust is comprised of a series of separate portfolios offering separate classes of shares to participants in the retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of Bank of America Corporation, acts as passive custodian. At the present time, the Fund is the only series offered. The Fund is classified as diversified. The Trust is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a contingent deferred sales charge (“CDSC”). Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC ( the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

Through May 31, 2016, the Fund had an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Fund no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

14	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017

Notes to Financial Statements (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties. Typically, the Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450%
$2 Billion — $3 Billion	0.400%
$3 Billion — $4 Billion	0.375%
$4 Billion — $7 Billion	0.350%
$7 Billion — $10 Billion	0.325%
$10 Billion — $15 Billion	0.300%
Greater than $15 Billion	0.290%

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017	15

Notes to Financial Statements (continued)

Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.20% based upon the average daily net assets of the Fund’s Class II Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended April 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Class I	Class II	Total
—	$56,707	$56,707

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

For the year ended April 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Total
$1,705,356	$44,000	$1,749,356

Expense Waivers: The Fund’s distributor has contractually agreed to waive the 0.20% distribution fee for Class II through August 31, 2017.

The Manager and BRIL voluntarily agreed to waive a portion of their respective service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by the Manager, service and distribution fees waived — class specific and transfer agent fees reimbursed — class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time. In addition, the Fund had a waiver of investment advisory fees, which are included in fees waived by the Manager in the Statement of Operations. For the year ended April 30, 2017 the amount waived was $709,337.

Class specific service and distribution fee waivers are as follows:

	Class I	Class II	Total
Amounts waived	—	$56,707	$56,707

Class specific transfer agent fee reimbursements are as follows:

	Class I	Class II	Total
Amounts reimbursed	$1,417,801	$33,917	$1,451,718

For the year ended April 30, 2017, the Fund reimbursed the Manager $10,768 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	4/30/17	4/30/16
Ordinary income	$126,012	$43,228
Long-term capital gains	6,267	—

Total	$132,279	$43,228

16	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017

Notes to Financial Statements (concluded)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$1,237

As of April 30, 2017, there were no significant differences between the book and tax components of net assets.

7. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

	Year Ended April 30, 2017	Year Ended April 30, 2016
Class I
Shares sold	1,015,030,894	1,624,894,281
Shares issued in reinvestment of distributions	120,964	41,761
Shares redeemed	(1,130,457,923)	(1,840,886,433)

Net decrease	(115,306,065)	(215,950,391)

Class II
Shares sold	71,540,367	38,109,227
Shares issued in reinvestment of distributions	2,892	1,112
Shares redeemed	(73,280,662)	(43,777,970)

Net increase (decrease)	(1,737,403)	(5,667,631)

Total Net Decrease	(117,043,468)	(221,618,022)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017	17

Report of Independent Registered Public Accounting Firm

To the Shareholders of Retirement Reserves Money Fund and Board of Trustees of Retirement Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Retirement Reserves Money Fund of Retirement Series Trust (the “Fund”) as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Retirement Reserves Money Fund of Retirement Series Trust as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2017

Important Tax Information (Unaudited)

During the fiscal year ended April 30, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[1]:
May 2016 — December 2016	100%
January 2017 — April 2017	100%
Federal Obligation Interest[2] :
May 2016 — April 2017	52.09%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresidents aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund distributed long-term capital gains of $0.000006691 per share to shareholders of record on December 2, 2016.

18	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 145 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 145 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 145 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 145 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 145 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 145 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 145 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 145 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 145 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 145 Portfolios	None

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017	19

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 145 Portfolios	None
Interested Trustees[4]
Barbara G. Novick 1960	Trustee and President	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 220 Portfolios	None
John M. Perlowski 1964	Trustee and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

20	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner resigned as Trustees of the Fund.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

	Transfer Agent Financial Data Services, LLC Jacksonville, FL 32246	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017	21

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

22	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

RETRES-4/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Retirement Reserves Money Fund of Retirement Series Trust	$27,897	$27,247	$2,000	$0	$9,792	$9,792	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Retirement Reserves Money Fund of Retirement Series Trust	$11,792	$9,792

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Retirement Reserves Money Fund of Retirement Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Retirement Reserves Money Fund of Retirement Series Trust

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Retirement Reserves Money Fund of Retirement Series Trust

Date: July 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of Retirement Reserves Money Fund of Retirement Series Trust

Date: July 5, 2017